UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2003
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          New York                      333-105805               13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

270 Park Avenue
New York, New York                                                      10167
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as an exhibit is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. and CIBC World Markets Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC7 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99.1)                                  Collateral Term Sheet prepared by J.P.
                                        Morgan Securities Inc. and CIBC World
                                        Markets Corp. in connection with J.P.
                                        Morgan Chase Commercial Mortgage
                                        Securities Corp., Commercial Mortgage
                                        Pass-Through Certificates, Series
                                        2003-CIBC7, Class A-1, Class A-2, Class
                                        A-3, Class A-4, Class B, Class C, Class
                                        D and Class E.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2003

                                        J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.


                                        By:   /s/ Dennis G. Schuh
                                           -------------------------------------
                                           Name:  Dennis G. Schuh
                                           Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Collateral Term Sheet prepared by               E
                        J.P. Morgan Securities Inc. and CIBC
                        World Markets Corp. in connection
                        with J.P. Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        Commercial Mortgage Pass-Through
                        Certificates, Series 2003-CIBC7,
                        Class A-1, Class A-2, Class A-3,
                        Class A-4, Class B, Class C, Class D
                        and Class E.